FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2024
Disclosure of financial assets [Abstract]
FINANCIAL ASSETS
13.	FINANCIAL ASSETS

December 31, 2024 US$‘000
Cost
At January 1, 2023	-
Additions in year	1,500

At December 31, 2023	1,500

At January 1, 2024	1,500
Additions in year	2,562
Write off in the year	(800)
Fair value remeasured through profit & loss	(107)

At December 31, 2024	3,155

Provision for impairment
At January 1, 2023	-
Impairment in the current year	(1,500)

At December 31, 2023	(1,500)

At January 1, 2024	(1,500)
Reversal of impairment in the current year (Note 5)	800

At December 31, 2024	(700)

Carrying amounts
At December 31, 2024	2,455

At December 31, 2023	-

In January 2023, the Company entered into a strategic partnership with imaware Inc. (“imaware”), combining imaware’s digital health platform with the Company’s reference laboratory capabilities to support the delivery of at-home and remote testing programs. As part of the partnership, the Company agreed to invest US$1.5 million in imaware through a convertible note arrangement. In addition, a five-year agreement was signed appointing the Company as imaware’s laboratory testing partner. As at December 31, 2023, the Company had paid US$0.7 million of the committed US$1.5 million investment. The remaining US$0.8 million, which had not yet been funded, was recognised as an accrued liability. The partnership did not generate any income in 2023. Due to continued uncertainty over imaware’s financial performance and the recoverability of the investment, the Company recognised a full impairment loss of US$1.5 million in the year ended December 31, 2023. In 2024, following the acquisition of Imaware by SuperTruth, and subsequent engagement with the acquirer, it was confirmed that the Company is not liable to settle the outstanding US$0.8 million and it was written off against the corresponding impairment previously recognised. No further amounts are expected to be paid under the original convertible note agreement.

During 2024, the Company purchased a strategic investment in Novus Diagnostics Limited, a company pioneering a rapid sepsis testing platform, acquiring a 12.5% stake at that time. This investment will accelerate the development and commercialization of Novus’ groundbreaking point-of-care diagnostic solutions, including its 15-minute bloodstream infection test. The investment was valued at approximately US$2,562,000 and was made through issuance of approximately 1,399,985 ADSs in the Company. The ADS issuance was recognised directly in equity. The investment does not meet the criteria for classification at amortised cost, as it is not held to collect contractual cash flows. Nor did the Company make the irrevocable election to measure it at fair value through other comprehensive income (FVOCI). Accordingly, the investment is measured at fair value through profit or loss (FVTPL) in accordance with IFRS 9. As at December 31, 2024, the investment is classified within Level 3 of the fair value hierarchy under IFRS 13, as it is not quoted in an active market and the fair value was determined using unobservable inputs. A remeasurement loss of US$0.1 million was recognised in profit or loss for the year ended December 31, 2024.